Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2010 (the “Report”) by National Coal Corp. (“Registrant”), each of the undersigned hereby certifies that:

1.	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: August 10, 2010	/s/ Daniel A. Roling
Daniel A. Roling
President and Chief Executive Officer

Date: August 10, 2010	/s/ Les H. Wagner
Les H. Wagner
Acting Chief Financial Officer